EXHIBIT A
                                                                       ---------


                            AGREEMENT OF JOINT FILING

         In accordance with Rule 13d-1(k) under the Securities and Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing on behalf of each of them of a Statement on Schedule 13D, and any amendments thereto, with respect to the Common Stock, par value $0.01 per share, of Webhire, Inc. and that this Agreement be included as an Exhibit to such filing.

         This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

         IN WITNESS WHEREOF, each of the undersigned hereby executes this Agreement as of October 1, 1999.

                                   SOFTBANK CAPITAL PARTNERS LP
                                   By: SOFTBANK CAPITAL PARTNERS LLC,
                                       General Partner

                                       By: /s/ Ronald D. Fisher
                                           ------------------------------------
                                           Name:  Ronald D. Fisher
                                           Title: Managing Director


                                   SOFTBANK CAPITAL PARTNERS LLC


                                   By: /s/ Ronald D. Fisher
                                       ---------------------------------------
                                       Name:  Ronald D. Fisher
                                       Title: Managing Director


                                   SOFTBANK CAPITAL PARTNERS INVESTMENT INC.


                                   By: /s/ Ronald D. Fisher
                                       ---------------------------------------
                                       Name:  Ronald D. Fisher
                                       Title: President

                                   RONALD D. FISHER


                                   By: /s/ Ronald D. Fisher
                                       ---------------------------------------
                                       Name:    Ronald D. Fisher


                                   CHARLES R. LAX


                                   By: /s/ Charles R. Lax
                                       ---------------------------------------
                                       Name: Charles R. Lax


                                   SOFTBANK HOLDINGS INC.


                                   By: /s/ Stephen A. Grant
                                       ---------------------------------------
                                       Name: Stephen A. Grant
                                       Title:  Secretary


                                   SOFTBANK CORP.


                                   By: /s/ Stephen A. Grant
                                       ---------------------------------------
                                       Name: Stephen A. Grant
                                       Title:  Attorney-in-Fact


                                   MASAYOSHI SON


                                   By: /s/ Stephen A. Grant
                                       ---------------------------------------
                                       Name: Stephen A. Grant
                                       Title:  Attorney-in-Fact



                                        2